UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 16, 2018

EHEALTH, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

440 EAST MIDDLEFIELD ROAD
MOUNTAIN VIEW, CALIFORNIA 94043
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.
On January 16, 2018, eHealth, Inc., a Delaware corporation (the “ Company ”), entered into a Purchase Agreement (the “Purchase Agreement”) with Wealth, Health and Life Advisors, LLC (d/b/a GoMedigap), a Texas limited liability company (“GoMedigap”), WHL Advisors, Inc., a Texas Corporation (“WHL”), Qavah Ventures, LLC, a Texas limited liability company (together with WHL, the “Members”), Richard Cantu and Kevin Walbrick (Cantu and Walbrick, together with the Members, the “Member Parties”), and Kevin Walbrick as the exclusive member representative thereunder, pursuant to which the Company will acquire all outstanding membership interests of GoMedigap (the “Acquisition”).
On the terms and subject to the conditions set forth in the Purchase Agreement, (i) upon closing of the Acquisition, the Members will be entitled to receive consideration with an aggregate value equal to approximately $20 million, consisting of approximately $15 million in cash and an aggregate of approximately 294,637 shares of Company common stock, par value $0.001 per share (“Company Common Stock”), subject to purchase price and escrow adjustments), and (ii) if, as and when payable under the Purchase Agreement, the Members will be entitled to receive earnout payments (the “ Earnout Consideration”) with an aggregate value equal to approximately $30 million, consisting of approximately $20 million in cash and an aggregate of approximately 589,275 shares of Company Common Stock. The Earnout Consideration will become payable, subject to the terms and conditions of the Purchase Agreement, upon the final determination of the achievement of certain milestones in 2018 and 2019.
The Purchase Agreement contains customary representations, warranties and covenants of GoMedigap, the Member Parties and the Company, and customary indemnification provisions whereby the Member Parties have agreed to indemnify, subject to certain limitations and thresholds, the Company and certain affiliated parties of the Company for certain losses, liabilities and damages. The Acquisition is subject to customary closing conditions.
A copy of the Purchase Agreement is filed herewith as Exhibit 2.1. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, GoMedigap or the other parties to the Purchase Agreement. In particular, the representations and warranties contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement as of specific dates and were qualified by disclosures between the parties and a contractual standard of materiality that is different from those generally applicable to stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Purchase Agreement and should not be relied upon as a disclosure of factual information relating to the Company, GoMedigap or the other parties to the Purchase Agreement.

On January 16, 2018, the Company issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and, to the extent relating to the announcement of the entry into the Purchase Agreement, is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On January 16, 2018, the Company issued a press release announcing preliminary financial results for the fourth quarter and for the year ended December 31, 2017. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto are intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 3 - Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

The shares of Company Common Stock issued in the Acquisition described in Item 1.01 are being issued pursuant to an exemption from registration provided by the Securities Act of 1933, as amended, and Rule 501 of Regulation D promulgated thereunder

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2018, the Company issued a press release announcing the appointment of David Francis as Chief Operating Officer of the Company and Robert Hurley as President, Carrier and Business Development, each effective immediately.

In connection with the appointment of David Francis as the Company’s Chief Operating Officer, the Company announced that it intends to commence a search for a new Chief Financial Officer to allow Mr. Francis to focus on growth and operating initiatives across the Company’s business. Mr. Francis will continue to serve as Chief Financial Officer until a replacement is named. Mr. Francis, 50, has served as the Company’s Chief Operations Officer since October 27, 2016 and as the Company’s Chief Financial Officer since July 11, 2016. The discussion contained in Item 5.02 of the Current Report on Form 8-K filed by the Company on July 11, 2016 relating to Mr. Francis is incorporated herein by reference.

Mr. Hurley previously served as President, Medicare Products of the Company.

A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
2.1
Purchase Agreement dated January 16, 2018 by and among eHealth, Inc., Wealth, Health and Life Advisors, LLC (d/b/a GoMedigap), WHL Advisors, Inc., Qavah Ventures, LLC, Richard Cantu, Kevin Walbrick, and Kevin Walbrick as the exclusive member representative thereunder

99.1	Press Release of eHealth, Inc. dated January 16, 2018 (eHealth Announces Acquisition of GoMedigap to Further Accelerate Expansion of Medicare Supplement Strategy)
99.2	Press Release of eHealth, Inc. dated January 16, 2018 (eHealth, Inc. Announces Preliminary Results for the Fourth Quarter and Fiscal Year 2017)
99.3	Press Release of eHealth, Inc. dated January 16, 2018 (eHealth, Inc. Announces Changes to Management Structure)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 16, 2018	e Health, Inc.

By: /s/ Scott Giesler Scott Giesler Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1
Purchase Agreement dated January 16, 2018 by and among eHealth, Inc., Wealth, Health and Life Advisors, LLC (d/b/a GoMedigap), WHL Advisors, Inc., Qavah Ventures, LLC, Richard Cantu, Kevin Walbrick, and Kevin Walbrick as the exclusive member representative thereunder

99.1	Press Release of eHealth, Inc. dated January 16, 2018 (eHealth Announces Acquisition of GoMedigap to Further Accelerate Expansion of Medicare Supplement Strategy)
99.2	Press Release of eHealth, Inc. dated January 16, 2018 (eHealth, Inc. Announces Preliminary Results for the Fourth Quarter and Fiscal Year 2017)
99.3	Press Release of eHealth, Inc. dated January 16, 2018 (eHealth, Inc. Announces Changes to Management Structure)